UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2008

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2008, our President and Chief Executive Officer, Kenneth M. Harper (“Mr. Harper”) entered into amendments to certain agreements between him and our banking subsidiary, Greer State Bank (the “Bank”). The purpose of such amendments was to ensure compliance with Section 409A of the Internal Revenue Code (“Section 409A”). Such amendments had been previously approved by our board of directors on December 18, 2008.

First Amendment to Amended and Restated Salary Continuation Agreement

On July 31, 2007, the Bank and Mr. Harper entered into an Amended and Restated Salary Continuation Agreement (the “Salary Continuation Agreement”). The Salary Continuation Agreement is filed as Exhibit 10.3 to our Form 8-K filed with the Commission on August 1, 2007 (the “August 2007 Form 8-K”), and a description of the terms of the Salary Continuation Agreement are contained therein under Item 5.02. Such exhibit and description contained in the August 2007 Form 8-K are incorporated herein by reference.

On December 30, 2008, Mr. Harper and the Bank entered into a First Amendment to the Salary Continuation Agreement (the “First Amendment”). The First Amendment revised Section 2.4 of the Salary Continuation Agreement which deals with the payment of benefits upon a termination of employment prior to normal retirement age after a change in control. Previously, the payment of such benefit would not have been time limited. Under the First Amendment, such benefit will be paid only if the termination of employment occurs within two years following the change of control.

The First Amendment is filed as Exhibit 10.1 and is incorporated herein by reference.

Second Amendment to Employment Agreement between Kenneth M. Harper and Greer State Bank

On September 8, 2004, Mr. Harper and the Bank entered into an Employment Agreement (the “Original Employment Agreement). The Original Employment Agreement is filed as Exhibit 10.1 to our Form 8-K filed with the Commission on September 13, 2004 (the “September 2004 Form 8-K”), and the Original Employment Agreement is described in Items 1.01 and 5.02 thereof. Such exhibit and description contained in the September 2004 Form 8-K are incorporated herein.

Subsequently, the Bank and Mr. Harper entered into a First Amendment to the Original Employment Agreement dated February 22, 2007 (the “First Employment Agreement Amendment”). The First Employment Agreement Amendment is filed as Exhibit 10.10 to our Form 10-K for the year ended December 31, 2006, and a description of the First Employment Agreement Amendment is contained in Item 5.02 of our Form 8-K filed with the Commission on February 28, 2007. Such exhibit and descriptions are incorporated herein. The Original Employment Agreement as amended by the First Employment Agreement Amendment is hereinafter referred to as the “Employment Agreement.”

On December 30, 2008, Mr. Harper and the Bank entered into a Second Amendment to the Employment Agreement (the “Second Amendment”). The Second Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Second Amendment amends the Employment Agreement to:

•

modify Section 6 dealing with incentive compensation. Previously, the Employment Agreement provided for the payment to Mr. Harper of incentive compensation pursuant to a formula based on return on average assets. The Second Amendment removes the specific formula plan and makes the payment of incentive compensation discretionary with the Bank’s board of directors;

•

modify Section 23 dealing with payments to Mr. Harper upon his voluntarily terminating his employment or being terminated by the Bank without cause following a Change of Control. Previously, Section 23 provided for payments if such event took place within one year following the Change of Control. The Second Amendment provides for such payments within two (2) years following a Change of Control;

•	delete Section 3 of the Employment Agreement, which obsolete Section describes Mr. Harper’s previous position as president and not his current position as chief executive officer; and

•

add new provisions at the end of Section 23 of the Employment Agreement to provide that in no event shall any benefit distributions that are made upon termination of employment commence earlier than six (6) months after the date of such termination of employment, if Mr. Harper is considered a “Specified Employee” pursuant to procedures established in accordance with Section 409A.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
Exhibit 10.1	First Amendment to Greer State Bank Amended and Restated Salary Continuation Agreement with Kenneth M. Harper dated December 30, 2008.

Exhibit 10.2	Second Amendment to Employment Agreement between Kenneth M. Harper and Greer State Bank dated December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: January 5, 2009

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	First Amendment to Greer State Bank Amended and Restated Salary Continuation Agreement with Kenneth M. Harper dated December 30, 2008.

Exhibit 10.2	Second Amendment to Employment Agreement between Kenneth M. Harper and Greer State Bank dated December 30, 2008.